Exhibit 10.4

                       PHELPS DODGE 1993 STOCK OPTION
                          AND RESTRICTED STOCK PLAN

                    (as amended through December 1, 1993)

                                  SECTION 1

                                   PURPOSE

     The purpose of the Plan is to foster and promote the long-term financial success of the Corporation and materially increase shareholder value by (a) motivating superior performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Corporation by Employees, and (c) enabling the Corporation to attract and retain the services of an outstanding team upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.


                                  SECTION 2

                                 DEFINITIONS

          2.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

          (a) "Act" shall mean the Securities Exchange Act of 1934, as amended.

          (b) "Adjustment Event" shall mean any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Common Shares or recapitalization of the Corporation.

          (c)  "Board" shall mean the Board of Directors of the Corporation.

          (d) "Common Shares" shall mean the Common Shares of the Corporation.

          (e) "Cause" shall mean (i) the willful failure by the Participant to perform substantially his duties as an Employee (other than due to physical or mental illness) after reasonable notice to the Participant of such failure, (ii) serious misconduct on the part of the Participant that is injurious to the Corporation or any Subsidiary in any way, including, without limitation, by way of damage to any of their respective reputations or standings in their respective industries, (iii) the conviction of, or entrance of a plea of nolo contendere by, the Participant with respect to a crime that constitutes a felony or (iv) the breach by the Participant of any written covenant or agreement with the Corporation or any Subsidiary not to disclose any information pertaining to the Corporation or any Subsidiary or not to compete or interfere with the Corporation or any Subsidiary.

          (f) "Change in Control" shall mean (i) the approval by the vote of the Corporation's stockholders holding at least 50% (or such greater percentage as may be required by the Certificate of Incorporation or By-Laws of the Corporation or by law) of the voting stock of the Corporation of any merger, consolidation, sale of assets, liquidation or reorganization in which the Corporation will not survive as a publicly owned corporation or
(ii) the first purchase of Common Shares pursuant to a tender or exchange offer (other than an offer by the Corporation).

          (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (h) "Committee" shall mean a Committee of the Board, which shall consist of two or more members, all of whom shall be "disinterested persons" within the meaning of Rule 16b-3, as promulgated under the Act, and serving at the pleasure of the Board.

          (i) "Corporation" shall mean Phelps Dodge Corporation, a New York corporation, and any successor thereto.

          (j) "Disability" means the inability of a Participant to perform his duties for a period of at least 180 days due to mental or physical infirmity, as determined pursuant to the Corporation's policies.

          (k) "Employee" shall mean any executive or other key employee of the Corporation or any Subsidiary (as determined by the Committee in its sole discretion).

          (l) "Fair Market Value" shall mean the mean of the high and low prices of the Common Shares on the Consolidated Trading Tape on the date of determination or, if no sale of Common Shares is recorded on the Tape on such date, then on the next preceding day on which there was such a sale.

          (m) "Option" shall mean the right to purchase Common Shares at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an "Incentive Stock Option" within the meaning of section 422 of the Code or (ii) an Option which is not an Incentive Stock Option (a "Nonqualified Stock Option").

          (n) "Participant" shall mean any Employee designated by the Committee to receive an Option or share of Restricted Stock under the Plan.

          (o) "Plan" shall mean the 1993 Stock Option and Restricted Stock Plan, as set forth herein and as the same may be amended from time to time.

          (p) "1987 Plan" shall mean the Phelps Dodge 1987 Stock Option and Restricted Stock Plan.

          (q) "Predecessor Plans" shall mean the Phelps Dodge 1979 Stock Option Plan and the 1987 Plan.

          (r)  "Restricted Period" shall mean the period during which shares
of  Restricted  Stock  are   subject  to  forfeiture  and   restrictions  on
transferability pursuant to Section 6.2 of the Plan.

          (s) "Restricted Stock" shall mean Stock granted to a Participant pursuant to the Plan which is subject to forfeiture and restrictions on transferability in accordance with Section 6 of the Plan.

          (t)    "Retirement"  shall  mean  termination  of  a  Participant's
employment   on  or   after  the   Participant's  normal   retirement  date.
Notwithstanding the foregoing, on or after November 30, 1993, the Committee may include in any Option instrument, initially or by amendment at any time,
a   provision  that  expands  the  meaning  of  "Retirement"  to  include  a
Participant's early retirement under any pension or retirement plan of the Corporation or a Subsidiary if the Committee deems such provision to be in the interests of the Corporation or necessary to realize the reasonable expectation of the Participant.

          (u) "Stock Appreciation Right" shall mean the right to receive a payment from the Corporation, in cash, in an amount determined under Section
5.6 of the Plan.

          (v) "Subsidiary" shall mean any company in which the Corporation and/or another Subsidiary owns 50% or more of the total combined voting power of all classes of stock.

          2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural and the plural shall include the singular.


                                  SECTION 3

                               ADMINISTRATION

          3.1 Power to Grant and Establish Terms of Awards. The Committee shall have authority, subject to the terms of the Plan, to determine the Employees eligible for Options and awards of Restricted Stock and those to whom Options or Restricted Stock shall be granted, the number of Common Shares to be covered by each Option or award of Restricted Stock, the time or times at which Options or Restricted Stock shall be granted, and the terms and provisions of the instruments by which Options or Restricted Stock shall be evidenced; to designate Options as Incentive Stock Options or Nonqualified Stock Options; and to determine the period of time during which restrictions on Restricted Stock shall remain in effect. The grant of any Option to any Employee or an award of Restricted Stock shall neither entitle such Employee to, nor disqualify him from, participation in any other grant of Options or award of Restricted Stock.

          3.2 Substitute Options. The Committee shall have the right, subject to the consent of Participants to whom Options have been granted, to grant, in substitution for outstanding Options, replacement Options which may contain terms more favorable to the Participant than the Options they replace, including, without limitation, a lower purchase price, and to cancel replaced Options.

          3.3 Administration. Any Option grant or award of Restricted Stock made by the Committee may be subject to such conditions, not inconsistent with the terms of the Plan, as the Committee shall determine. The Committee, by majority action thereof, is authorized to prescribe, amend and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Corporation, to interpret the Plan and to make all other determinations necessary or advisable for the administration and interpretation of the Plan to carry out its provisions and purposes. Determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all persons. The Committee may consult with legal counsel, who may be counsel to the Corporation, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.


                                  SECTION 4

                            STOCK SUBJECT TO PLAN

          4.1    Number.   The  stock  as  to which  Options  and  awards  of
Restricted Stock  may be granted shall  be Common Shares.   When Options are
exercised or Restricted Stock is awarded, the Corporation may either issue unissued Common Shares or transfer issued shares held in its treasury. Subject to adjustment as provided in Section 4.3 below, the total number of Common Shares (i) which may be sold to Employees under the Plan pursuant to Options, (ii) with respect to which Participants may relinquish Options in order to exercise Stock Appreciation Rights described in Section 5.7 below and (iii) that may be transferred or issued as Restricted Stock pursuant to
Section 6 shall not exceed the sum of (A) 5,000,000 Common Shares (inclusive of the 200,000 Common Shares authorized for issuance under the 1987 Plan by action of the Board in December 1992) plus (B) the lesser of (1) 1,000,000 Common Shares or (2) the number of Common Shares received by the Corporation after February 3, 1993 in payment of the exercise price under any Option,
whether issued  under the Plan or  a Predecessor Plan.   Notwithstanding the
foregoing, the total number of Common Shares that may be transferred or issued hereunder as awards of Restricted Stock pursuant to Section 6 shall not exceed 1,000,000 Common Shares. Any Option settled in cash shall reduce the number of Common Shares under the Plan by the number of shares that would have been issued had the Option been exercised for Common Shares.

          4.2   Cancelled, Terminated  or Forfeited  Awards.   To the  extent
permitted under Section 16(b) of the Act and any interpretations thereunder, if an Option granted hereunder or an Option granted under the 1987 Plan which is outstanding on the date hereof expires, or is terminated or cancelled prior to its exercise or prior to exercise of any related Stock Appreciation Right, or if shares of Restricted Stock are returned to the Corporation pursuant to the terms of the Plan or if shares of Restricted Stock awarded under the 1987 Plan which are still restricted on the date hereof are returned to the Corporation prior to the time at which a Participant's rights become nonforfeitable, the Common Shares covered by such Option or such Stock Appreciation Right immediately prior to such expiration or other termination or affected by such return shall be available for future grants under the Plan.

          4.3 Adjustment in Capitalization. The number and price of Common Shares covered by each Option and the total number of Common Shares that may be sold, issued or transferred under the Plan shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, an Adjustment Event. To the extent deemed equitable and appropriate by the Committee, subject to any required action by stockholders, in any merger, consolidation, reorganization, liquidation, dissolution, or other similar transaction, any Option granted under the Plan shall pertain to the securities and other property to which a holder of the number of Common Shares covered by the Option would have been entitled to receive in connection with such event.

          Any shares of stock (whether Common Shares, shares of stock into which Common Shares are converted or for which Common Shares are exchanged or shares of stock distributed with respect to Common Shares) or cash or other property received with respect to any award of Restricted Stock granted under the Plan as a result of any Adjustment Event, any distribution of property or any merger, consolidation, reorganization, liquidation, dissolution or other similar transaction shall, except as provided in
Section 6.4 or as otherwise provided by the Committee at or after the date an award of Restricted Stock is made by the Committee, be subject to the same terms and conditions, including restrictions on transfer, as are applicable to such shares of Restricted Stock and any stock certificate(s) representing or evidencing any shares of stock so received shall be legended in substantially the same manner as provided in Section 6.5 hereof.


                                  SECTION 5

                                STOCK OPTIONS

          5.1   Grant of Options.   The date of  grant of an Option under the
Plan will be the date on which the Option is awarded by the Committee or, if so determined by the Committee, the date on which occurs any event the occurrence of which is an express condition precedent to the grant of the
Option.   The Committee  may provide, at  or after the  date of grant  of an
Option, that, upon the exercise of such Option and payment of the exercise price therefor with already owned Common Shares, an additional Option will be granted for the number of shares so delivered in payment of the exercise price, having such other terms and conditions not inconsistent with the Plan as the Committee may determine, including the feature described in this
second sentence  of Paragraph 5.1.   The aggregate Fair Market  Value of the
Common Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Corporation or any Subsidiary shall not exceed $100,000 or such other amount as may be subsequently specified by
the Internal Revenue  Code of 1986, as amended.   Options shall be evidenced
by instruments in such form or forms as the Committee may from time to time approve.

          5.2 Option Price. The Option price per share shall be at or above the Fair Market Value of the optioned shares on the day the Option is granted (as determined under Section 5.1).

          5.3 Payment. Upon exercise, the Option price shall be paid (i) in cash, including an assignment of the right to receive cash proceeds of the sale of Common Shares subject to the Option (ii) in the discretion of the Committee, in already owned Common Shares of the Corporation having a Fair Market Value on the date of exercise equal to such Option price or in a combination of cash and Common Shares or (iii) in accordance with such procedures or in such other form as the Committee shall from time to time determine.

          5.4 Term and Exercise of Options. Each Incentive Stock Option shall expire not later than the tenth anniversary of the date of its grant, and each Nonqualified Stock Option shall expire not later than the day after the tenth anniversary of the date of its grant. Options shall become exercisable in three or four substantially equal annual installments commencing on the first anniversary of the date of grant, as the Committee in its discretion shall determine. Notwithstanding the foregoing, the Committee may include in any Option instrument, initially or by amendment at any time, a provision making any installment or installments exercisable at such earlier or later date, or upon the occurrence of such earlier or later event, as may be specified by such provision, if the Committee deems such provision to be in the interests of the Corporation or necessary to realize the reasonable expectation of the Participant, but in no event shall any Option be exercisable sooner than six months from the date on which such Option is granted, except when the death of the Participant occurs within such six-month period. Without limiting the generality of the foregoing, the Committee may approve, pursuant to the foregoing sentence, provisions making installments exercisable (i) not later than a Participant's early or normal retirement date, (ii) six months from the date on which an Option is granted if such Option is granted in conjunction with the Participant's exercise of another Option (whether such Option is issued under this Plan or a Predecessor Plan) with Common Shares already owned by the Participant,
(iii) not later than the date the Participant ceases to be employed by the Corporation if he ceases to be so employed within two years following a Change of Control of the Corporation, and (iv) at such time and for such period as the Committee deems appropriate, in the event of a Change of Control. Except as may be provided in any provision approved by the Committee pursuant to this Section 5.4, after becoming exercisable each installment shall remain exercisable until expiration, termination or cancellation of the Option. An Option may be exercised from time to time, in whole or in part, up to the total number of Common Shares with respect to which it is then exercisable.

          5.5 Termination of Employment. If the Participant ceases to be employed by the Corporation or a Subsidiary other than by reason of death, Disability, Retirement or the Participant's termination for Cause, all Options granted to him and exercisable on the date of his termination of employment shall terminate on the earlier of such Options' expiration or one month after the day his employment ends. If the Participant ceases to be employed on account of Disability or Retirement, all Options granted to him and exercisable on the date of his termination of employment due to Disability or his Retirement shall terminate on the earlier of such Options' expiration or the fifth anniversary of the day of such termination or Retirement. If the Participant's employment is terminated for Cause, all Options granted to such Participant which are then outstanding shall be forfeited. Any installment which has not become exercisable prior to the time the Participant ceases to be employed by the Corporation or a Subsidiary other than by reason of death shall lapse and be thenceforth unexercisable. Whether authorized leave of absence or absence in military or governmental service may constitute employment for the purposes of the Plan shall be conclusively determined by the Committee.

          5.6 Exercise upon Death of Participant. If the Participant dies while he is employed by the Corporation or a Subsidiary, his Options may be exercised, for the full number of Common Shares covered thereby for which such Options were not previously exercised, by his estate, personal representative or beneficiary who acquires the Options by will or by the laws of descent and distribution, at any time prior to the earlier of the
Options' expiration or the fifth anniversary of the Participant's death. Such Options shall terminate upon the earlier of such Options' expiration or the fifth anniversary of such Participant's death. If the Participant dies while he is no longer employed by the Corporation, his Options may be exercised, for the number of Common Shares as to which he could have exercised them on the date of his death, by his estate, personal representative or beneficiary who acquires the Options by will or by the laws of descent and distribution, at any time prior to the termination date provided by Section 5.5.

          5.7    Stock  Appreciation  Rights.    The  Committee  may,  in its
discretion, include in any Option a right of the Participant to elect, in the manner described below, in lieu of purchasing any Common Shares to which such Option is exercisable at any time, to relinquish his Option with respect to any or all of such Common Shares and to receive from the Corporation a payment, in cash, equal to the amount by which (i) the product of (x) the Fair Market Value of a Common Share on the date of such election multiplied by (y) the number of Common Shares as to which the Participant shall have made such election exceeds (ii) the total exercise price for that number of Common Shares under the terms of such Option.

          Notwithstanding the foregoing, the Committee may include initially in any Option instrument evidencing Stock Appreciation Rights, or by amendment in any Option instrument of any Participant who has theretofore agreed in writing to such inclusion at any time, a provision to the effect that the Stock Appreciation Rights evidenced thereby may be exercised during any period beginning on the date of a Change of Control and ending on the thirtieth day following such Change of Control for an amount equal to the amount by which (1) the product of (x) the price payable or paid for a Common Share in such merger, consolidation, sale of assets, liquidation or reorganization or tender or exchange offer (in the event such price is payable or paid in consideration other than cash or in an amount not readily determinable at such time, such price shall be determined by the Committee) multiplied by (y) the number of Common Shares as to which the Participant shall have exercised such rights exceeds (2) the total exercise price for that number of Common Shares under the terms of such Option.

          The Committee may include by amendment in any Option instrument evidencing Stock Appreciation Rights of any Participant who has theretofore agreed in writing to such inclusion a provision limiting the extent to which such Participant may exercise such rights. If the Participant shall exercise Stock Appreciation Rights appertaining to any Option, such Option shall thereafter remain exercisable, according to its term, only with respect to the number of Common Shares as to which it would otherwise be exercisable less the number of Common Shares with respect to which Stock Appreciation Rights have been exercised.


                                  SECTION 6

                              RESTRICTED STOCK

          6.1    Grant  of Restricted  Stock.   Any  award made  hereunder of
Restricted Stock shall be subject to the terms and conditions of the Plan and to any other terms and conditions not inconsistent with the Plan
(including,   but  not  limited  to,  requiring  the  Employee  to  pay  the
Corporation an amount equal to the par value per share for each share of Restricted Stock awarded) as shall be prescribed by the Committee in its
sole discretion.   The Committee  may require  that, as a  condition to  any
award of Restricted Stock under the Plan, the Employee shall have entered into an agreement with the Corporation setting forth the terms and conditions of such award and such other matters as the Committee, in its sole discretion, shall have determined. As determined by the Committee, the Corporation shall either (i) transfer or issue to each Participant to whom an award of Restricted Stock has been made the number of shares of Restricted Stock specified by the Committee or (ii) hold such shares of Restricted Stock for the benefit of the Participant for the Restricted Period.

          6.2   Restrictions on Transferability.   Shares of Restricted Stock
may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by the Participant during the Restricted Period, except as hereinafter provided.

          6.3  Rights as  a Shareholder.   Except for  the restrictions  set
forth herein and unless otherwise determined by the Committee, the Participant shall have all the rights of a shareholder with respect to such shares of Restricted Stock, including, but not limited to, the right to vote and the right to receive dividends.

          6.4   Lapse  of Restricted  Period.    Unless the  Committee  shall
otherwise determine at or after the date an award of Restricted Stock is made to the Participant by the Committee, the Restricted Period shall commence upon the date of grant and shall lapse with respect to the shares of Restricted Stock on the earlier of: (a) the third anniversary of the date of grant or (b) the date of a Change of Control, unless sooner terminated as
otherwise  provided  herein.    Without  limiting  the  generality  of   the
foregoing,  the Committee  may  provide for  termination  of the  Restricted
Period  upon  the  achievement  by  the  Participant  of  performance  goals
specified  by the  Committee at  the date  of grant.   The  determination of
whether the Participant has achieved such performance goals shall be made by the Committee in its sole discretion.

          6.5 Legend. Each certificate issued to a Participant in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and shall bear the following (or similar) legend:

          "The shares of stock represented by this certificate are subject to the terms and conditions contained in the Phelps Dodge 1993 Stock Option and Restricted Stock Plan and may not be sold, pledged, transferred, assigned, hypothecated, or otherwise encumbered in any manner until __________________."

          6.6 Death, Disability or Retirement. Unless the Committee shall otherwise determine at the date of grant, if a Participant ceases to be employed by the Corporation or any Subsidiary by reason of death, Disability or Retirement, the Restricted Period covering all shares of Restricted Stock transferred or issued to such Participant under the Plan shall immediately lapse.

          6.7    Termination  of Employment.    Unless  the  Committee  shall
otherwise determine at or after the date of grant, if a Participant ceases to be employed by the Corporation or any Subsidiary for any reason other than those specified in Section 6.6 at any time prior to the date when the Restricted Period lapses, all shares of Restricted Stock owned by such
Participant  shall  revert back  to the  Corporation upon  the Participant's
termination of employment.   Whether authorized leave of absence  or absence
in military or government service may constitute employment for the purposes of the Plan shall be conclusively determined by the Committee.

          6.8   Issuance  of  New  Certificates.    Upon  the  lapse  of  the
Restricted Period with respect to any shares of Restricted Stock, such shares shall no longer be subject to the restrictions imposed under Section
6.2 and the Corporation shall issue or have issued new share certificates without the legend described in Section 6.5 in exchange for those previously issued.


                                  SECTION 7

                      TERMINATION AND AMENDMENT OF PLAN

          The Board may terminate or amend the Plan in any respect at any time, except that without the approval of the holders of a majority of Common Shares, the total number of shares that may be sold, issued or transferred under the Plan may not be increased (except by adjustment pursuant to Section 4.3), the category of persons eligible to receive Options and shares of Restricted Stock may not be changed, the purchase price at which shares may be offered pursuant to Options may not be reduced (except by adjustment pursuant to Section 4.3) and the expiration date of the Plan may not be extended. No action of the Board or stockholders, however, may, without the consent of a Participant alter or impair his rights under any Option or Stock Appreciation Right or award of Restricted Stock previously granted.


                                  SECTION 8

           APPLICABILITY OF PLAN TO GRANTS UNDER PREDECESSOR PLANS

          The provisions of the Plan relating to Options and Restricted Stock grants shall apply to, and govern, existing Option and Restricted Stock grants made under the Predecessor Plans as if such awards were granted hereunder (except that the 200,000 Common Shares authorized for issuance under the 1987 Plan by action of the Board in December 1992 shall be the only awards under the Predecessor Plans that shall count against the share limit set forth in Section 4.1) and such Options and Restricted Stock grants shall, where appropriate, be deemed to have been amended to provide any additional rights, subject in the case of Options and Restricted Stock grants outstanding as of February 3, 1993, to the right of an affected Participant to consent to the application of such amendments to such grants.


                                  SECTION 9

                          MISCELLANEOUS PROVISIONS

          9.1   Nontransferability of  Awards.   No awards  granted under the
Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

          9.2   Securities Law  Compliance.   Instruments evidencing  Options
may contain such other provisions, not inconsistent with the Plan, as the Committee deems advisable, including (i) a provision limiting the period during which Stock Appreciation Rights could be exercised to the extent required in order to avoid the application of Section 16(b) of the Act in the case of officers and directors of the Corporation, and (ii) a requirement that the Participant represent to the Corporation in writing, when an Option is granted or when he receives shares upon its exercise or at such other time as the Committee deems appropriate, that he is accepting such Option, or receiving or acquiring such shares (unless they are then covered by a Securities Act of 1933 registration statement), for his own account for investment only and with no present intention to transfer, sell or otherwise dispose of such shares except such disposition by a legal representative as shall be required by will or the laws of any jurisdiction
in  winding up  the  estate  of  the  Participant.   Such  shares  shall  be
transferable only if the proposed transfer shall be permissible pursuant to the Plan and if, in the opinion of counsel satisfactory to the Corporation, such transfer at such time will be in compliance with applicable securities laws.

          9.3   Tax Withholding.   The Corporation  shall have  the power  to
withhold, or require a Participant to remit to the Corporation promptly upon notification of the amount due, an amount sufficient to satisfy Federal, state and local withholding tax requirements on any award under the Plan, and the Corporation may defer payment of cash or issuance or delivery of Common Shares until such requirements are satisfied. The Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the Committee shall impose, (i) to have Common Shares otherwise issuable or deliverable under the Plan withheld by the Corporation or (ii) to deliver to the Corporation previously acquired shares of Stock, in each case, having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated total Federal, state and local tax obligation associated with the transaction.

          9.4 Term of Plan. This Plan shall be effective as of February 3, 1993, subject to approval by the holders of the Common Shares at the 1993 Annual Meeting of Shareholders. This Plan shall expire on February 2, 2003 (except as to Options, Stock Appreciation Rights and Restricted Stock outstanding on that date), unless sooner terminated pursuant to Section 7 of the Plan.

          9.5 Governing Law. The Plan, and all Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York.


                           STOCK OPTION AGREEMENT

                          (1993 Stock Option Plan)

                    (as amended through December 1, 1993)

     STOCK  OPTION AGREEMENT,  dated _______________,  between PHELPS  DODGE
CORPORATION,   a    New   York   corporation    (the   "Corporation"),   and
__________________ (the "Employee").

            The Compensation and Management Development Committee of the Board of Directors of the Corporation (such Committee, and any successor committee appointed by the Board of Directors of the Corporation to administer the Corporation's 1993 Stock Option and Restricted Stock Plan (the "Plan"), is hereinafter referred to as the "Committee") has granted to the Employee (a) an option under the Plan to purchase Common Shares of the Corporation and (b) limited stock appreciation rights on the terms set forth below.

            To evidence the option and limited stock appreciation rights so granted, and to set forth their terms and conditions as provided in the Plan, the Corporation and the Employee hereby agree as follows:

            1.  Confirmation of Grant of Option and Rights; Option Price.

            The Corporation hereby evidences and confirms its grant to the Employee of (i) an option (the "Option") to purchase _____ of the Corporation's Common Shares at an option price of $_____ per share and (ii) limited stock appreciation rights (the "Rights") appertaining to the Option which, if exercisable pursuant to Section 2, shall enable the Employee to elect, in the manner described in Section 6 hereof, to relinquish the Option with respect to any or all of the Common Shares as to which the Option is exercisable at such time for a cash payment from the Corporation. The amount of cash payable upon the exercise of any Rights shall be equal to the excess of (x) the product of (A) the price paid or payable for a Common Share of the Corporation in the transaction described in Section 2(b) below (a "Transaction") which causes the Rights to become exercisable multiplied by (B) the number of Common Shares with respect to which the Employee shall have made such election, over (y) the purchase price for that number of Common Shares. (In the event that the price paid or payable with respect to such a Transaction is in a consideration other than cash or in an amount not readily determinable at such time, such price shall be determined by the Committee). The Option and the Rights granted hereby shall be subject to the provisions of the Plan.

            2.  Term for Exercise.

            (a) The Option shall become exercisable, subject to the provisions of this Section 2 and Sections 3 and 4 hereof, in installments of __________ Common Shares on the first anniversary of the date of grant of the Option, _________ Common Shares on the second anniversary and ____________ Common Shares on the third anniversary. Unless an earlier expiration date is specified by this Agreement (or, if applicable, in Supplement A), the Option and the Rights shall expire at 5:00 P.M., Arizona Mountain time (such time shall hereinafter be referred to as the "End of Business"), on the day after the tenth anniversary of the date on which the Option was granted (the "Termination Date").

            (b) Without limiting the generality of the foregoing, in the event:

            (i) the Corporation's stockholders holding at least 50% (or such greater percentage as may be required by the Certificate of Incorporation or By-Laws of the Corporation or by law) of the voting stock of the Corporation approve any merger, consolidation, sale of assets, liquidation or reorganization in which the Corporation will not survive as a publicly owned corporation (such approval hereinafter referred to as a "Merger Approval"); or

            (ii) any of the Corporation's Common Shares are purchased pursuant to a tender or exchange offer other than an offer by the Corporation, any Subsidiary of the Corporation (as defined in the Plan and hereinafter referred to as a "Subsidiary"), or any employee benefit plan maintained by the Corporation or a Subsidiary (such purchase hereinafter referred to as a "Tender Purchase");

then the Option and the Rights shall become exercisable during the period beginning on the date of the Merger Approval or Tender Purchase, as the case may be, and ending on the thirtieth day following such date (but in no event shall the Option or the Rights become exercisable under this paragraph earlier than six months from the date on which the Option was granted (the "Grant Date")). If any Rights or any portion of the Option shall be exercised, the Rights or the Option shall thereafter remain exercisable, according to their terms, only with respect to the number of Common Shares as to which the Rights or the Option, as the case may be, would otherwise be exercisable less the number of Common Shares with respect to which the Rights and the Option have previously been exercised.

          3.  Who May Exercise.

          During the Employee's lifetime the Option and the Rights may be exercised only by him. If the Employee dies while in the employ of the Corporation or one of its Subsidiaries, the Option and, if exercisable under
Section 2, the Rights may be exercised for the full number of Common Shares specified in Section 1 hereof less the number of Common Shares for or respect to which the Option and the Rights have previously been exercised, by the Employee's estate, personal representative or beneficiary who acquired the right to exercise the Option and the Rights by will or by the laws of descent and distribution, at any time prior to the End of Business on the earlier of the Termination Date or the fifth anniversary of the Employee's death. If the Employee dies while he is no longer employed by the Corporation or a Subsidiary, his Options and, if exercisable under
Section 2, the Rights may be exercised for the full number of Common Shares as to which he could have exercised them on the date of his death, by his estate, personal representative or beneficiary who acquired the right to exercise the Option and the Rights by will or by the laws of descent and distribution, at any time prior to the termination date provided by Section 4 thereof. Following the End of Business on the earlier of such Termination Date, the fifth anniversary of the Employee's death or the termination date provided by Section 4, as the case may be, the Option and Rights shall expire.

          4.  Exercise after Termination of Employment.

          If the Employee shall cease to be employed by the Corporation or a Subsidiary other than by reason of death, Disability (as defined below), retirement at or after the Employee's normal retirement date under any pension or retirement plan of the Corporation or a Subsidiary (such termination being hereafter referred to as "Normal Retirement") or the Employee's termination for Cause (as defined in the Plan), the Option shall remain exercisable, to the extent exercisable on the date of such termination, until the End of Business on the earlier of the Termination Date or the date which is one month after the day his employment ends. If the Employee's employment shall terminate due to Disability or if the Employee shall retire at Normal Retirement, the Option shall remain exercisable, to the extent exercisable on the date of such termination or retirement, until the End of Business on the earlier of the Termination Date or the fifth anniversary of the date of his termination of employment or retirement; provided, however, that, in the event the Employee's employment with the Corporation terminates not earlier than six months from the Grant Date as a result of the Employee's retirement at or after the Employee's Normal Retirement date, immediately prior to the End of Business on the date of such retirement the Option shall become exercisable for the purchase of the full number of Common Shares specified in Section 1 of the Agreement less the number of Common Shares with respect to which the Option and the Rights have previously been exercised. Disability means the inability of a Participant to perform his duties for a period of at least 180 days due to mental or physical infirmity, as determined pursuant to the Corporation's policies. If the Employee's employment is terminated for Cause, all Options granted to the Employee which are then outstanding shall be forfeited as of the effective time of such termination but in no event later than the End of Business on such termination date. Any portion of the Option or the Rights which is not exercisable on the date the Employee's employment terminates for any reason other than death or Normal Retirement shall expire at the End of Business on such termination date. Any portion of the Option which did not expire on the date the Employee's employment terminates and which is not exercised within the period established under this Section 4 shall expire following the End of Business on the last day on which the Option could have been exercised. Following termination of the Employee's employment for any reason (including death), the Rights (i) shall remain outstanding with respect to that number of Common Shares as to which the Option is exercisable, (ii) will become exercisable pursuant to Section 2 as to that number of Common Shares as to which the Option is then exercisable if a Transaction occurs while the Option remains exercisable and (iii) shall expire at the same time as the Option expires.

          5.  Restrictions on Exercise.

          The Option and Rights may be exercised only with respect to full Common Shares. No fractional shares shall be issued. The Option (and, if applicable, the Rights) may not be exercised in whole or part:

          (a) if any requisite approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options shall not have been secured; or

          (b) unless the Common Shares subject to the Option shall be effectively listed on the New York Stock Exchange and registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which listing and registration may be upon official notice of issuance of such Common Shares. The Corporation may require that, as a condition to any exercise of the Option, the Employee represent to the Corporation in writing that he is acquiring the Common Shares subject to such exercise for his own account for investment only and not with a view to the distribution thereof.

          6.  Manner of Exercise.

          To the extent the Option and the Rights shall be exercisable in accordance with the terms hereof, and subject to such administrative regulations as the Committee may have adopted:

          (a) The Option may be exercised in whole or from time to time in part by written notice to the Committee, (i) identifying the Option by Grant Date, the option price and whether or not the Agreement includes Supplement A, (ii) specifying the number of Common Shares with respect to which the Option is being exercised, and (iii) accompanied by full payment of the option price for such Common Shares (1) in United States dollars by personal check or cash, including an assignment of the right to receive cash proceeds of the sale of Common Shares subject to the Option, (2) in Common Shares of the Corporation owned by the Employee for at least three months prior to the day of exercise, represented by certificates duly endorsed to the Corporation or its nominee with any requisite transfer tax stamps attached, the market value of which shall be equal to the option price for the Common Shares with respect to which the Option is being exercised, or (3) in a combination of (1) and
     (2) above. The market value of any Common Shares delivered pursuant to the immediately preceding sentence shall be the mean of the high and low prices of such Common Shares on the Consolidated Trading Tape on the day of exercise or, if there was no such sale on such day, on the day next preceding the day of exercise on which there was a sale.

          (b) Rights may be exercised when exercisable under Section 2 in whole or in part by written notice to the Committee, (i) identifying the Rights by Grant Date and option price, and (ii) specifying the number of Common Shares with respect to which such Rights are being exercised.

          For valuation purposes, the day of exercise of the Option or the Rights shall be deemed to be the day on which notice, addressed to the Committee, either to exercise the Option in whole or in part by the payment of Common Shares (together with duly endorsed certificates as provided above and any other required payment) or to exercise the Rights is received at the Corporation's principal office, except that if such notice (together with certificates and other payment if required) is received on a Saturday or Sunday or on a holiday observed by the Corporation's principal office, or after the End of Business on any other day, the day of exercise shall be deemed to be the next business day. "Written notice" shall include, without limitation, notice by telegram, telex, cable or telecopy facsimile.

          In the event that the Option or the Rights shall be exercised by a person other than the Employee in accordance with the provisions of Section 3 hereof, such person shall furnish the Corporation with evidence satisfactory to it of his right to exercise the same and of payment or provision for payment of any estate, transfer, inheritance or death taxes payable with respect to the Option or the Rights or with respect to any related Common Shares or payment. The Corporation may require the Employee or other person exercising the Option or the Rights to furnish or execute such documents as the Corporation shall deem necessary to evidence such exercise, to determine whether registration is then required under the Securities Act of 1933, as amended, or to comply with or satisfy the requirements of the Exchange Act, or any other law.

          7.  Nonassignability.

          Neither the Option nor the Rights are assignable or transferable except by will or by the laws of descent and distribution to the extent contemplated by Section 3 hereof. At the request of the Employee, Common Shares purchased on exercise of the Option may be issued or transferred in the name of the Employee and another person jointly with the right of survivorship.

          8.  Rights as Stockholder.

          The Employee shall have no rights as a stockholder with respect to any Common Shares covered by the Option until the issuance of a certificate or certificates to him for such Common Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

          9.  Capital Adjustments.

          The number and price of the Common Shares covered by the Option shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Corporation's Common Shares or any recapitalization of the Corporation. To the extent deemed equitable and appropriate by the Committee, subject to any required action by the stockholders of the Corporation, in any merger, consolidation, reorganization, liquidation, dissolution, or other similar transaction, the Option shall pertain to the securities and other property, if any, which a holder of the number of Common Shares covered by the Option would have been entitled to receive in connection with such event.

          10.  Withholding.

          (a) The Corporation's obligation to deliver Common Shares upon the exercise of the Option shall be subject to payment by the Employee of any amount required to be withheld with respect to such exercise pursuant to any applicable federal, state or local tax withholding requirements. The Corporation shall withhold from any cash payable in connection with the exercise of any Rights any amount required to be withheld pursuant to any applicable federal, state or local tax withholding requirement (including, without limitation, FICA).

          (b) Unless this Agreement includes Supplement A (making it an incentive stock option), the Employee may elect to satisfy all or any part of his federal, state and local tax obligations (including, without limitation, FICA) with respect to such exercise by having the Corporation withhold from any Common Shares otherwise deliverable to him in connection with the exercise of the Option a number of Common Shares, or by delivering Common Shares already owned by the Employee, having a market value equal in amount to the obligations to be so satisfied, in accordance with procedures adopted by the Committee from time to time. The market value of Common Shares withheld or delivered shall be the mean of the high and low prices of such Common Shares on the Consolidated Trading Tape on the day of exercise or, if there was no such sale on such day, on the next preceding day on which there was a sale.

          11.  Governing Law.

          This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

          12.  Supplements.

          Attached hereto are the following supplements:
               Supplement A -- Incentive Stock Option
               Supplement B -- Change of Control
               Supplement D -- Reload Option

Any such supplements so attached are incorporated herein and constitute a part of this Agreement as though set forth in full herein. Any such supplement may be added to this Agreement at a later date by the Committee if such supplement does not adversely affect the rights of the Employee under this Agreement. All capitalized terms used in such supplements without definition are used as defined in this Agreement.

                IN WITNESS WHEREOF, the Corporation and the Employee have duly executed this Agreement as of the date set forth above.

                                                  PHELPS DODGE CORPORATION
                                                By__________________________
                                                       Vice President
                                                ____________________________
                                                         Employee

                                                                Supplement A
                                                  [Incentive Stock Option --
                                                     1993 Stock Option Plan]

          Supplement A to the Stock Option Agreement (the "Agreement") dated _________________ between Phelps Dodge Corporation (the "Corporation") and
______________________ (the "Employee").

          1. Term of the Option. Each incentive stock option shall expire on the tenth anniversary of the date of its grant.

          2. Disposition of Shares. If the Employee disposes of any Common Shares received upon exercise of the Option within two years after the Option was granted to him or within one year after the Common Shares were transferred to him upon exercise of the Option, whether by sale, gift, or otherwise, the Employee shall notify the Secretary of the Corporation of the number of such Common Shares disposed of, the date on which disposed of, the manner of disposition and the amount, if any, realized upon such disposition, and shall promptly pay to the Corporation the amount, if any, that the Corporation specifies in a written notice to the Employee as required  to be  withheld  with respect  to  such exercise  and  disposition
pursuant  to   any  applicable  federal,  state  or  local  tax  withholding requirements.

          3.  Interpretation of Agreement.   The Option is intended to be an
incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

                                                                Supplement B
                                                       [Change of Control --
                                                     1993 Stock Option Plan]

          Supplement B to the Stock Option Agreement (the "Agreement") dated _________________, between Phelps Dodge Corporation (the "Corporation") and
____________________ (the "Employee").

          1. Additional Trigger Event For Exercisability. In addition to the provisions of Section 2 of the Agreement, in the event the Employee's employment with the Corporation or any Subsidiary terminates by reason of a Qualifying Termination (as defined below) not earlier than six months from the date on which the Option was granted and within two years after a Change of Control (as defined below) of the Corporation, the Option shall become exercisable, no later than the date of such termination, for the purchase of the full number of Common Shares specified in Section 1 of the Agreement (or such lesser number of Shares for which the Option would have become exercisable on or prior to the Employee's normal retirement date under the Phelps Dodge Retirement Plan for Salaried Employees were the Employee to retire on such date).

          For the purpose of this Supplement:

          (a) A "Change of Control" shall be deemed to have taken place at the time
          (i) when any "person" or "group" of persons (as such terms are used in Section 13 and 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than the Corporation or any employee benefit plan sponsored by the Corporation, becomes the "beneficial owner" (as such term is used in Section 13 of the Exchange
     Act) of 25% or more of the total number of the Corporation's Common Shares at the time outstanding;

          (ii)  of any Merger Approval (as defined in the Agreement); or

          (iii) when, as the result of a tender offer, exchange offer, merger, consolidation, sale of assets or contested election or any combination of the foregoing transactions, the persons who were directors of the Corporation immediately before such transaction shall cease to constitute a majority of the Board of Directors of the Corporation or of any successor to the Corporation.

          (b) A "Qualifying Termination" means a termination of the Employee's employment with the Corporation or any Subsidiary (under circumstances where the Employee is no longer employed by the Corporation or any Subsidiary) for any reason other than

          (i)  death;

          (ii)  disability;

          (iii) willful misconduct in the performance of the Employee's duties as an employee which results in a material adverse effect on the Corporation's business or reputation;

          (iv) retirement under the Phelps Dodge Retirement Plan for Salaried Employees; or

          (v)  a termination by the Employee unless

               (1) such termination occurs more than 180 days following the time when a Change of Control takes place and such Change of Control has not been approved by a resolution adopted by the Board of Directors of the Corporation as constituted immediately prior to such Change of Control or

               (2) the Employee terminates his employment for one or more of the following reasons (and the Employee has not agreed thereto in writing):

                    (x) the assignment to the Employee of any duties inconsistent, in a way significantly adverse to the Employee, with his positions, duties, responsibilities and status with the Corporation and its Subsidiaries immediately prior to such Change of Control, or a significant reduction in the duties and responsibilities held by the Employee immediately prior to such Change of Control; a change in the Employee's reporting responsibilities, titles or offices as in effect immediately prior to such Change of Control; or any removal of the Employee from or any failure to re-elect the Employee to any position with the Corporation or any Subsidiary that the Employee held immediately prior to such Change of Control except in connection with the Employee's promotion or the termination of his employment for any of the reasons specified in paragraphs (i) through (iv) above; or

                    (y) a reduction by the Corporation in the Employee's base salary as in effect immediately prior to such Change of Control; the failure by the Corporation to continue in effect any employee benefit plan or compensation plan in which the Employee is participating immediately prior to such Change of Control unless the Employee is permitted to participate in other plans providing him with substantially comparable benefits; or the taking of any action by the Corporation which would adversely affect the Employee's participation in or materially reduce his benefits under such plan; or

                    (z) the Corporation's requiring the Employee to be based anywhere other than his location immediately prior to such Change of Control; or the Corporation's requiring the Employee to travel on the Corporation's business to an extent substantially more burdensome than his travel obligations immediately prior to such Change of Control.

                                                                Supplement D
                                                [Reload Option -- 1993 Plan]

          Supplement D to the Stock Option Agreement (the "Agreement") dated ________________ between Phelps Dodge Corporation (the "Corporation") and
_____________________ (the "Employee").

          1. Issuance of Reload Option. In the event that the Employee exercises this Option (a) at least six months prior to the expiration date of this Option, (b) while still employed by the Corporation or a Subsidiary and (c) prior to the expiration date of the Plan using, in whole or in part, Common Shares owned by the Employee for at least three months prior to the day of exercise (the "Exercise Date"), the Employee shall be granted a new option (the "Reload Option") under the Plan on the Exercise Date for the number of Common Shares of the Corporation equal to the number of Common Shares exchanged by the Employee to exercise this Option. No Reload Option shall be granted if the Exercise Date is (a) within six months of the expiration date of the Option, (b) a date when the Employee is not employed by the Corporation or a Subsidiary or (c) after the expiration date of the Plan.

          2. Terms of Reload Option. The Reload Option shall be exercisable on the same terms and conditions as apply to the Option as set forth in this Agreement, except that (a) the Reload Option shall become exercisable in full on the day six months after the Exercise Date, (b) the option price per share shall be the fair market value of a Common Share on the Exercise Date, which shall be the mean of the high and low prices of a Common Share on the Consolidated Trading Tape on that day, or, if no sale of Common Shares is recorded on such tape on that day, then on the next preceding day on which there was such a sale and (c) the expiration date of the Reload Option shall be the date of expiration of the Option under this Agreement. The Corporation may issue a new agreement to evidence the Reload Option and, if it does, that agreement shall supersede this Agreement in all respects insofar as the Reload Option is concerned.

          3. Right of Committee to Disapprove Reload Option. Notwithstanding the foregoing, the continuance of a Reload Option granted pursuant to this Supplement shall be subject to the disapproval of the Committee in its sole discretion exercised at the meeting of the Committee next following the date such Reload Option is granted. Any Reload Options so disapproved by the Committee shall terminate upon such disapproval.


                           RELOAD OPTION AGREEMENT
                          (1993 Stock Option Plan)

                    (as amended through December 1, 1993)

     RELOAD OPTION AGREEMENT, dated ________________, between PHELPS DODGE CORPORATION, a New York corporation (the "Corporation"), and _______________ (the "Employee").

          The Compensation and Management Development Committee of the Board of Directors of the Corporation (such Committee, and any successor committee appointed by the Board of Directors of the Corporation to administer the Corporation's 1993 Stock Option and Restricted Stock Plan (the "Plan"), is hereinafter referred to as the "Committee") has granted to the Employee (a) an option under the Plan to purchase Common Shares of the Corporation and
(b) limited stock appreciation rights on the terms set forth below. Such grant was made on _______________________ in connection with the exercise on that date by the Employee of an option (the "Original Option") issued under the Plan, the Phelps Dodge 1987 Stock Option and Restricted Stock Plan or the Phelps Dodge 1979 Stock Option Plan evidenced by a Stock Option Agreement dated _____________. In connection with such exercise, the Employee delivered to the Corporation in payment of part or all of the exercise price of the Original Option _____________ Common Shares that he owned for at least three months prior to the date of exercise.

                To evidence the option and limited stock appreciation rights so granted, and to set forth their terms and conditions as provided in the Plan, the Corporation and the Employee hereby agree as follows:

                1. Confirmation of Grant of Reload Option and Rights; Reload Option Price.

                The Corporation  hereby evidences and confirms  its grant to the Employee of (i) an option (the "Reload Option") to purchase ___________ of the Corporation's Common Shares at an option price of $________ per share and (ii) limited stock appreciation rights (the "Rights") appertaining to the Reload Option which, if exercisable pursuant to Section 2, shall enable the Employee to elect, in the manner described in Section 6 hereof, to relinquish the Reload Option with respect to any or all of the Common Shares as to which the Reload Option is exercisable at such time for a cash payment from the Corporation. The amount of cash payable upon the exercise of any Rights shall be equal to the excess of (x) the product of (A) the price paid or payable for a Common Share of the Corporation in the transaction described in Section 2(b) below (a "Transaction") which causes the Rights to become exercisable multiplied by (B) the number of Common Shares with respect to which the Employee shall have made such election, over (y) the purchase price for that number of Common Shares. (In the event that the price paid or payable with respect to such a Transaction is in a consideration other than cash or in an amount not readily determinable at such time, such price shall be determined by the Committee). The Reload Option and the Rights granted hereby shall be subject to the provisions of the Plan.

          2.  Term for Exercise.

          (a) The Reload Option shall become exercisable, subject to the provisions hereof, on ________________, which is the date six months after the grant date specified in Section 1. Unless an earlier expiration date is specified by this Agreement, the Reload Option and the Rights shall expire at 5:00 P.M., Arizona Mountain time (such time shall hereinafter be referred to as the "End of Business"), on ____________________, which is the expiration date of the Original Option (the "Termination Date").

          (b)  In the event:

          (i) the Corporation's stockholders holding at least 50% (or such greater percentage as may be required by the Certificate of
     Incorporation or By-Laws of the Corporation or by law) of the voting stock of the Corporation approve any merger, consolidation, sale of assets, liquidation or reorganization in which the Corporation will not survive as a publicly owned corporation (such approval hereinafter referred to as a "Merger Approval"); or

          (ii) any of the Corporation's Common Shares are purchased pursuant to a tender or exchange offer other than an offer by the Corporation, any Subsidiary of the Corporation (as defined in the Plan and hereinafter referred to as a "Subsidiary"), or any employee benefit plan maintained by the Corporation or a Subsidiary (such purchase hereinafter referred to as a "Tender Purchase");

then the Rights shall become exercisable during the period beginning on the date of the Merger Approval or Tender Purchase, as the case may be, and ending on the thirtieth day following such date (but in no event shall the Rights become exercisable under this paragraph earlier than six months from the date on which the Reload Option was granted (the "Grant Date"). If any Rights or any portion of the Reload Option shall be exercised, the Rights or the Reload Option shall thereafter remain exercisable, according to their terms, only with respect to the number of Common Shares as to which the Rights or the Reload Option, as the case may be, would otherwise be exercisable less the number of Common Shares with respect to which the Rights and the Reload Option have previously been exercised.

          3.  Who May Exercise.

          During the Employee's lifetime the Reload Option and the Rights may be exercised only by him. If the Employee dies while in the employ of the Corporation or one of its Subsidiaries, the Reload Option and, if exercisable under Section 2, the Rights may be exercised for the full number of Common Shares specified in Section 1 hereof less the number of Common Shares for or respect to which the Reload Option and the Rights have previously been exercised, by the Employee's estate, personal representative or beneficiary who acquired the right to exercise the Reload Option and the Rights by will or by the laws of descent and distribution, at any time prior to the End of Business on the earlier of the Termination Date or the fifth anniversary of the Employee's death. If the Employee dies while he is no longer employed by the Corporation or a Subsidiary, the Reload Option and, if exercisable under Section 2, the Rights may be exercised for the full number of Common Shares as to which he could have exercised them on the date of his death, by his estate, personal representative or beneficiary who acquired the right to exercise the Reload Option and the Rights by will or by the laws of descent and distribution, at any time prior to the termination date provided by Section 4 thereof. Following the End of Business on the earlier of such Termination Date, fifth anniversary of the Employee's death or the termination date provided by Section 4, as the case may be, the Reload Option and Rights shall expire.

          4.  Exercise after Termination of Employment.

          If the Employee shall cease to be employed by the Corporation or a Subsidiary other than by reason of death, Disability (as defined below), retirement at or after the Employee's normal retirement date under any pension or retirement plan of the Corporation or a Subsidiary (such termination being hereafter referred to as "Normal Retirement") or the Employee's termination for Cause (as defined in the Plan), the Reload Option shall remain exercisable, to the extent exercisable on the date of such termination, until the End of Business on the earlier of the Termination Date or the date which is one month after the day his employment ends. If the Employee's employment shall terminate due to Disability or if the Employee shall retire at Normal Retirement, the Reload Option shall remain exercisable, to the extent exercisable on the date of such termination or retirement, until the End of Business on the earlier of the Termination Date or the fifth anniversary of the date of his termination of employment or retirement. Disability means the inability of a Participant to perform his duties for a period of at least 180 days due to mental or physical infirmity, as determined pursuant to the Corporation's policies. If the Employee's employment is terminated for Cause, all Reload Options granted to the Employee which are then outstanding shall be forfeited as of the effective time of such termination but in no event later than the End of Business on such termination date. Any portion of the Reload Option or the Rights which is not exercisable on the date the Employee's employment terminates for any reason other than death or Normal Retirement shall expire at the End of Business on such termination date. Any portion of the Reload Option which did not expire on the date the Employee's employment terminates and which is not exercised within the period established under this Section 4 shall expire following the End of Business on the last day on which the Reload Option could have been exercised. Following termination of the Employee's employment for any reason (including death), the Rights (i) shall remain outstanding with respect to that number of Common Shares as to which the Reload Option is exercisable, (ii) will become exercisable pursuant to
Section 2 as to that number of Common Shares as to which the Reload Option is then exercisable if a Transaction occurs while the Reload Option remains exercisable and (iii) shall expire at the same time as the Reload Option expires.

          5.  Restrictions on Exercise.

     The Reload Option and Rights may be exercised only with respect to full
Common Shares.   No fractional shares  shall be issued.   The Reload  Option
(and, if applicable, the Rights) may not be exercised in whole or part:

          (a) if any requisite approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options shall not have been secured; or

          (b) unless the Common Shares subject to the Reload Option shall be effectively listed on the New York Stock Exchange and registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which listing and registration may be upon official notice of issuance of such Common Shares.

The Corporation may require that, as a condition to any exercise of the Reload Option, the Employee represent to the Corporation in writing that he is acquiring the Common Shares subject to such exercise for his own account for investment only and not with a view to the distribution thereof.

          6.  Manner of Exercise.

          To   the  extent  the  Reload  Option  and  the  Rights  shall  be exercisable in accordance with the terms hereof, and subject to such administrative regulations as the Committee may have adopted:

          (a) The Reload Option may be exercised in whole or from time to time in part by written notice to the Committee, (i) identifying the Reload Option by Grant Date, the option price [and whether or not the Agreement includes Supplement A], (ii) specifying the number of Common Shares with respect to which the Reload Option is being exercised, and
     (iii) accompanied by full payment of the option price for such Common Shares (1) in United States dollars by personal check or cash, including an assignment of the right to receive cash proceeds of the sale of Common Shares subject to the Reload Option, (2) in Common Shares of the Corporation owned by the Employee for at least three months prior to the day of exercise, represented by certificates duly endorsed to the Corporation or its nominee with any requisite transfer tax stamps attached, the market value of which shall be equal to the option price for the Common Shares with respect to which the Reload Option is being exercised, or (3) in a combination of (1) and (2) above. The market value of any Common Shares delivered pursuant to the immediately preceding sentence shall be the mean of the high and low prices of such Common Shares on the Consolidated Trading Tape on the day of exercise or, if there was no such sale on such day, on the day next preceding the day of exercise on which there was a sale.

          (b) Rights may be exercised when exercisable under Section 2 in whole or in part by written notice to the Committee, (i) identifying the Rights by Grant Date and option price, and (ii) specifying the number of Common Shares with respect to which such Rights are being exercised.

          For valuation purposes, the day of exercise of the Reload Option or the Rights shall be deemed to be the day on which notice, addressed to the Committee, either to exercise the Reload Option in whole or in part by the payment of Common Shares (together with duly endorsed certificates as provided above and any other required payment) or to exercise the Rights is received at the Corporation's principal office, except that if such notice (together with certificates and other payment if required) is received on a Saturday or Sunday or on a holiday observed by the Corporation's principal office, or after the End of Business on any other day, the day of exercise shall be deemed to be the next business day. "Written notice" shall include, without limitation, notice by telegram, telex, cable or telecopy facsimile.

          In  the  event that  the  Reload Option  or  the  Rights shall  be exercised by a person other than the Employee in accordance with the provisions of Section 3 hereof, such person shall furnish the Corporation with evidence satisfactory to it of his right to exercise the same and of payment or provision for payment of any estate, transfer, inheritance or death taxes payable with respect to the Reload Option or the Rights or with respect to any related Common Shares or payment. The Corporation may require the Employee or other person exercising the Reload Option or the Rights to furnish or execute such documents as the Corporation shall deem necessary to evidence such exercise, to determine whether registration is then required under the Securities Act of 1933, as amended, or to comply with or satisfy the requirements of the Exchange Act, or any other law.

          7.  Nonassignability.

          Neither the Reload Option nor the Rights are assignable or transferable except by will or by the laws of descent and distribution to the extent contemplated by Section 3 hereof. At the request of the Employee, Common Shares purchased on exercise of the Reload Option may be issued or transferred in the name of the Employee and another person jointly with the right of survivorship.

          8.  Rights as Stockholder.

          The Employee shall have no rights as a stockholder with respect to any Common Shares covered by the Reload Option until the issuance of a certificate or certificates to him for such Common Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

          9.  Capital Adjustments.

          The number and price of the Common Shares covered by the Reload Option shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Corporation's Common Shares or any recapitalization of the Corporation. To the extent deemed equitable and appropriate by the Committee, subject to any required action by the stockholders of the Corporation, in any merger, consolidation, reorganization, liquidation, dissolution, or other similar transaction, the Reload Option shall pertain to the securities and other property, if any, which a holder of the number of Common Shares covered by the Reload Option would have been entitled to receive in connection with such event.

          10.  Withholding.

          (a) The Corporation's obligation to deliver Common Shares upon the exercise of the Reload Option shall be subject to payment by the Employee of any amount required to be withheld with respect to such exercise pursuant to any applicable federal, state or local tax withholding requirements. The Corporation shall withhold from any cash payable in connection with the exercise of any Rights any amount required to be withheld pursuant to any applicable federal, state or local tax withholding requirement (including, without limitation, FICA).

          (b) [Unless this Agreement includes Supplement A (making it an incentive stock option),] the Employee may elect to satisfy all or any part of his federal, state and local tax obligations (including, without limitation, FICA) with respect to such exercise by having the Corporation withhold from any Common Shares otherwise deliverable to him in connection with the exercise of the Reload Option a number of Common Shares, or by delivering Common Shares already owned by the Employee, having a market value equal in amount to the obligations to be so satisfied, in accordance with procedures adopted by the Committee from time to time. The market value of Common Shares withheld or delivered shall be the mean of the high and low prices of such Common Shares on the Consolidated Trading Tape on the day of exercise or, if there was no such sale on such day, on the next preceding day on which there was a sale.

          11.  Governing Law.

          This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

          12.  Supplements.

          Attached hereto is Supplement D -- Reload Option. Any such supplement so attached is incorporated herein and constitutes a part of this Agreement as though set forth in full herein. Any such supplement may be added to this Agreement at a later date by the Committee if such supplement does not adversely affect the rights of the Employee under this Agreement. All capitalized terms used in such supplements without definition are used as defined in this Agreement.

          IN WITNESS WHEREOF, the Corporation and the Employee have duly executed this Agreement as of the date set forth above.

     PHELPS DODGE CORPORATION
     By__________________________
     Vice President
     ____________________________
     Employee

                                                                Supplement D
                                                [Reload Option -- 1993 Plan]

          Supplement D to the Stock Option Agreement (the "Agreement") dated _______________ between Phelps Dodge Corporation (the "Corporation") and
_____________________ (the "Employee").

          1. Issuance of Reload Option. In the event that the Employee exercises this Option (a) at least six months prior to the expiration date of this Option, (b) while still employed by the Corporation or a Subsidiary and (c) prior to the expiration date of the Plan using, in whole or in part, Common Shares owned by the Employee for at least three months prior to the day of exercise (the "Exercise Date"), the Employee shall be granted a new option (the "Reload Option") under the Plan on the Exercise Date for the number of Common Shares of the Corporation equal to the number of Common Shares exchanged by the Employee to exercise this Option. No Reload Option shall be granted if the Exercise Date is (a) within six months of the expiration date of the Option, (b) a date when the Employee is not employed by the Corporation or a Subsidiary or (c) after the expiration date of the Plan.

          2. Terms of Reload Option. The Reload Option shall be exercisable on the same terms and conditions as apply to the Option as set forth in this Agreement, except that (a) the Reload Option shall become exercisable in full on the day six months after the Exercise Date, (b) the option price per share shall be the fair market value of a common share on the Exercise Date, which shall be the mean of the high and low prices of a common share on the Consolidated Trading Tape on that day, or, if no sale of Common Shares is recorded on such tape on that day, then on the next preceding day on which there was such a sale and (c) the expiration date of the Reload Option shall be the date of expiration of the Option under this Agreement. The Corporation may issue a new agreement to evidence the Reload Option and, if it does, that agreement shall supersede this Agreement in all respects insofar as the Reload Option is concerned.

          3. Right of Committee to Disapprove Reload Option. Notwithstanding the foregoing, the continuance of a Reload Option granted pursuant to this Supplement shall be subject to the disapproval of the Committee in its sole discretion exercised at the meeting of the Committee next following the date such Reload Option is granted. Any Reload Options so disapproved by the Committee shall terminate upon such disapproval.


                          Award of Restricted Stock

Dear :

          We are pleased to confirm to you that at a meeting held on __________________, the Compensation and Management Development Committee of the Board of Directors of Phelps Dodge Corporation (the "Company") awarded you _________ shares of Restricted Stock of the Company pursuant to the 1993 Stock Option and Restricted Stock Plan (the "Plan").

          This letter will confirm the following agreement between you and the Company pursuant to the Plan. Capitalized words used in this letter and defined in the Plan are used as so defined. This award of Restricted Stock is subject to the terms and conditions of the Plan, as supplemented by this letter.

          1. Restriction on Transfer. Except as provided in paragraphs 3 and 4 below, the shares of Restricted Stock awarded to you hereunder may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered until ___________________ (the "Restricted Period").

          2. Forfeiture of Restricted Stock. Except as provided in paragraph 3 below, if your employment with the Company and its Subsidiaries terminates prior to the end of the Restricted Period for any reason including without limitation any termination by you or by the Company in its absolute discretion, your shares of Restricted Stock shall revert back to the Company without any payment to you and you shall cease to have any rights with respect to such shares of Restricted Stock. In the case of such reversion, such shares shall be retransferred to the Company by means of the stock power referred to in paragraph 5 below.

          3. Death, Disability or Normal Retirement. If your employment with the Company and its Subsidiaries terminates by reason of your death, your disability (as determined in accordance with the Company's applicable policies on disability) or your retirement at or after age 65 (except for a termination occurring within six months of the date of the grant of your shares of Restricted Stock on account of your disability or retirement), the Restricted Period shall lapse upon your termination of employment.

          4.  Change of Control.   The Restricted Period shall lapse  in the
event that, on or after the date six months after the date of the grant of your shares of Restricted Stock:

               (a) the Company's stockholders holding at least 50% (or such greater percentage as may be required by the Certificate of Incorporation or By-Laws of the Corporation or by law) of the voting stock of the Corporation approve any merger, consolidation, sale of assets, liquidation or reorganization in which the Company will not survive as a publicly owned corporation; or

               (b) any of the Company's Common Shares are purchased pursuant to a tender or exchange offer (other than an offer by the Company, any Subsidiary of the Company, or any employee benefit plan maintained by the Company or a Subsidiary).

          5. Rights as a Shareholder. Subject to the provisions of paragraph 7 below, you shall have all the rights of a holder of Common Shares with respect to your Restricted Stock, including the right to vote the shares and to receive dividends. Notwithstanding the foregoing, your Restricted Stock shall be held by the Company prior to the lapse of the Restricted Period and you shall deliver to the Company a stock power executed in blank in such form as the Company shall determine.

          6. Administration. The Plan is administered by the Committee and any interpretation or construction of the Plan or this letter by the Committee, and any determination made by the Committee pursuant to the Plan or this letter, shall be conclusive and binding on the Company, you and any other interested party.

          7. Conversions and Property Distributions. In the event your Restricted Stock is exchanged for or converted into securities other than Common Shares or in the event that any distribution is made with respect to such Restricted Stock either in Common Shares or in other property or by way of an extraordinary cash dividend, the securities or other property or cash that you receive shall be subject to the same restrictions as apply to your Restricted Stock, including those provided by the last sentence of paragraph 5 above.

          8. Withholding. You shall be required to pay, as a condition of receiving a share certificate without legend, any applicable federal, state or local tax withholding requirements, which, if the Committee shall permit, may be satisfied by the withholding of shares of Restricted Stock with respect to which the Restricted Period has lapsed, subject to such terms and conditions as the Committee shall impose.

          9. Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

          Please sign one of the two copies of this letter where indicated below and the attached Stock Power and return them to me at your earliest convenience. Please retain the other copy of this letter for your records.



     PHELPS DODGE CORPORATION

     By: ________________________

     ACCEPTED AND AGREED TO:

     ____________________________

     Date:     _________________